                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

[LOGO OF MERRILL LYNCH APPEARS HERE]
                                     COMPUTATIONAL MATERIALS FOR
                                     SAXON ASSET SECURITIES TRUST, SERIES 1999-2
--------------------------------------------------------------------------------



                             Computational Materials

                                  $474,099,600

                       SAXON ASSET SECURITIES TRUST 1999-2





                         [LOGO OF SAXON APPEARS HERE]

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
                                       2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                  $474,099,600
                       Saxon Asset Securities Trust 1999-2

                            Transaction Highlights
                            ----------------------

----------------------------------------------------------------------------------------------------------------------

 Class(1)   Class Size        Tranche Type /            Expected Ratings       Average Life         Payment
            ($millions)       Collateral Group           (Moody's / Fitch)      (years) (2)         Window(3)
======================================================================================================================
   AF-1        80.000      Floater Sequential / FRM        Aaa / AAA            0.92 / 0.92      20 (06/99 to 01/01)
   AF-2        33.000      Fixed Sequential / FRM          Aaa / AAA            2.04 / 2.04      10 (01/01 to 10/01)
   AF-3        36.000      Fixed Sequential / FRM          Aaa / AAA            3.05 / 3.05      19 (10/01 to 04/03)
   AF-4        27.000      Fixed Sequential / FRM          Aaa / AAA            5.12 / 5.12      36 (04/03 to 03/06)
   AF-5        16.713      Fixed Sequential / FRM          Aaa / AAA            7.19 / 11.27      5 (03/06 to 07/06)
   AF-6        21.413         Fixed NAS / FRM              Aaa / AAA            6.18 / 6.65      49 (07/02 to 07/06)
   MF-1        12.449      Fixed Mezzanine / FRM            Aa2 / AA            5.29 / 6.16      50 (06/02 to 07/06)
   MF-2         9.337      Fixed Mezzanine / FRM             A2 / A             5.28 / 6.16      50 (06/02 to 07/06)
   BF-1         8.092       Fixed Subordinate / FRM       Baa2 / BBB            5.28 / 6.16      50 (06/02 to 07/06)
  BF-1A         4.980       Fixed Subordinate / FRM       Baa2 / BBB(4)         0.79 / 0.79      19 (06/99 to 12/00)

   AV-1       177.841       Senior Floater / ARM           Aaa / AAA            2.33 / 2.43      86 (06/99 to 07/06)
   MV-1        16.884      Floater Mezzanine / ARM          Aa2 / AA            4.65 / 4.91      46 (10/02 to 07/06)
   MV-2        14.070      Floater Mezzanine / ARM           A2 / A             4.52 / 4.78      48 (08/02 to 07/06)
   BV-1         9.567        Floater Subordinate /        Baa2 / BBB            4.46 / 4.72      50 (06/02 to 07/06)
  BV-1A         6.754           ARM                       Baa2 / BBB(4)         0.90 / 0.90      20 (06/99 to 01/01)
                           Fixed Subordinate / ARM
----------------------------------------------------------------------------------------------------------------------
  Total      $474.100                --                        --                    --                  --
----------------------------------------------------------------------------------------------------------------------

(1) Classes AF-1 through AF-6, MF-1, MF-2, BF-1 and BF-1A are backed by a fixed rate pool; Classes AV-1, MV-1, MV-2, BV-1 and BV-1A are backed by an ARM pool.
(2) Average life shown to 10% call first, followed by to maturity. See "Prepayment Speed" below.
(3)  Payment windows are shown to 10% call for all Classes.
(4)  Pending final approval from Fitch IBCA.

Seller and Master Servicer:    Saxon Mortgage, Inc.

Depositor:                     Saxon Asset Securities Company

Servicer:                      Meritech Mortgage Services, Inc.

Trustee:                       Chase Bank of Texas, NA

Underwriters:                  Merrill Lynch & Co. (lead); Prudential
                               Securities, NationsBanc Montgomery
                               Securities LLC and Chase Securities
                               Inc (Co-Managers).

Collateral:                    Fixed and floating-rate conventional
                               home equity loans secured by first and
                               second lien mortgages. See "Collateral
                               Description" within for more detail.

Prepayment Speed:

Fixed-Rate Certificates:       All classes are priced at 100% of the prepayment
                               assumption ("PPC"). 100% PPC describes
                               prepayments starting at 2.4% CPR in month 1, increasing by approximately 2.4% CPR per month to 24% CPR in month 10, and remaining at 24% CPR thereafter.

Floating-Rate Certificates:    All classes are priced at 100% of the prepayment
                               assumption ("PPC"). 100% PPC describes
                               prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.476% CPR per month to 35% CPR in month 22, and remaining at 35% CPR thereafter.

Expected Settlement:           May 11, 1999, through DTC, Euroclear and CEDEL.

Distribution Dates:            The 25th of each month, beginning June, 1999

--------------------------------------------------------------------------------
                                       3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


Fixed Rate Class Available    Certain Group I Certificates, possibly the Class
Funds Cap:                    AF-5, AF-6, MF and BF certificates may be subject
                              to an available funds cap. The cap is calculated as the weighted average coupon for the fixed rate group less the Servicing Fee and the Master
                              Servicing Fee (which combined is approximately
                              [0.55]%). Shortfalls due to this available funds cap will NOT be carried forward.

Adjustable Rate Class         All of the ARM classes are subject to an available
Available Funds Cap:          funds cap. The cap is calculated as the total
                              scheduled interest for the related due period on the ARM group loans less the monthly servicing fee and the master servicing fee (totaling approximately [0.55%]) divided by the outstanding
                              ARM certificate principal balance (divided by actual/360).

Group II Certificates         If on any Distribution Date the Pass Through Rate
Carryover Amount:             for a Class of the Group II Certificates is based
                              on upon the Group II Available Funds Cap, the excess of (i) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the Applicable Spread (but not more than the weighted average of the maximum lifetime net Mortgage
                              Interest Rates for Group II) over (ii) the amount of interest such Class received on such Distribution Date based on the Group II Available
                              Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                              Pass Through Rate, without giving effect to the Group II Available Funds Cap).

Interest Carry Forward:       Any interest due but not paid to the certificates
                              is carried forward and paid in future periods to the extent interest funds are available. Any
                              Interest Carry Forward amount WILL earn interest at the current certificate rate.

Clean-up Call:                10% of original aggregate mortgage loan principal
                              balance

Coupon Step Up:               After the Clean-up Date and should the 10% Clean-
                              up Call not be exercised, the coupon on Class AF-5 will increase by 50 basis points. In addition, the spread to LIBOR on Class AV-1 will double, and the spread to LIBOR on Classes MV and BV-1 will increase by 50%.

Tax Status:                   REMIC

ERISA Eligibility:            The senior certificates are ERISA eligible; All
                              other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:            Only the Class AV-1 and MV-1 certificates are
                              SMMEA eligible.




--------------------------------------------------------------------------------
                                       4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

Initial Class Size:   Group I Certificates                           Group II Certificates
                      ------------------------------------------     ---------------------
                      Class AF-1 through Class AF-6    [86.00%]     Class AV-1   [79.00%]
                      Class MF-1                        [5.00%]      Class MV-1   [7.50%]
                      Class MF-2                        [3.75%]      Class MV-2   [6.25%]
                      Class BF-1                        [3.25%]      Class BV-1   [4.25%]
                      Class BF-1A                       [2.00%]      Class BV-1A  [3.00%]

Credit Enhancement:   A combination of:
                               - Monthly excess cash flow;
                               - Cross-collateralization;
                               - Bond subordination and overcollateralization.

Distributions
of Interest:          Interest collections with respect to each Group (net of
                      servicing, master servicing and trustee fees) will be allocated in the following priority:

                      (1) Current interest and any interest carry forward amount (plus interest on this amount) to the Class A Certificates;

                      (2) Current interest to the Class M-1 Certificates;

                      (3) Current interest to the Class M-2 Certificates;

                      (4) Current interest to the Class B-1 and B-1A Certificates, concurrently;

                      (5) Extra Principal Distributions (see below);

                      (6) Excess applied to any interest carry forward on subordinate classes;

                      (7) Excess made available to any other subordinate classes;

                      (8) Excess made available to the other collateral group (i.e., cross-collateralization - repeat steps #1 through #6, above);

                      (9) In the case of Group II, to the Group II Certificates (in the order described above) for interest shortfall carryover;

                      (10) Class B-1A Additional Principal;

                      (11) Excess to the Residual holder.

Extra Principal
Distribution Amount:  With respect to any Distribution Date, the excess of all realized losses for a Group over all extra principal distributed for such Group with respect to prior Distribution Dates.

                      If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate principal balance of the certificates with respect to a Group exceed the aggregate principal balance of the mortgages in such Group, the principal balance of the Subordinate Certificates (not the Class A Certificates) of such Group will be reduced by an amount equal to such excess (an Applied Realized Loss Amount), in inverse order of seniority, until each class has been reduced to zero.

                      The extra principal is made available at the top of the principal distribution waterfall as an additional principal distribution amount. Simultaneously, the certificate balance of any subordinate class previously reduced by an applied realized loss amount will then be increased, in direct order of seniority, by the lesser of
                      (i) such Extra Principal Distribution Amount, and (ii) the unpaid Realized Loss Amount applicable to such class. After any such increase, such class will thereafter be entitled to distributions of principal and interest with respect to the certificate balance as so increased.


--------------------------------------------------------------------------------
                                       5

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------



                    This mechanism has the effect of rebuilding credit enhancement by effectively paying excess interest as principal to build over-collateralization and then reestablishing the principal balance of previously written-down subordinate certificates.

Principal Cashflow  Collections of Principal BEFORE the Stepdown Date, or if a
Priority:           Trigger Event exists, will be allocated in the following
                    priority:

                    Group I Cashflows:
                    (1) Pay AF-6 according to the following Lockout Percentage:

                               Distribution Date:
                               June 1999 - May 2002                      0%
                               June 2002 - May 2004                     45%
                               June 2004 - May 2005                     80%
                               June 2005 - May 2006                    100%
                               June 2006 & thereafter                  300%

                    (2) Pay Classes AF-1 through AF-6 sequentially until each is reduced to zero.

                    (3) Pay Classes MF-1, MF-2, BF-1, and BF-1A sequentially until each is reduced to zero.

                    Group II Cashflows:
                    (1) Pay the Class AV-1 Certificates until its balance is reduced to zero.

                    (2) Pay Classes MV-1, MV-2, BV-1, and BV-1A sequentially until each is reduced to zero.


                    Collections of Principal ON and AFTER the Stepdown Date, assuming no Trigger Event exists, will be allocated in the following priority:

                    Group I Cashflows:
                        Pay the AF-1 through AF-6 (according to the priority described above), Class MF-1, Class MF-2, Class BF-1, and Class BF-1A concurrently in accordance with enhancement targets equal to two (2) times the initial enhancement for each class:

                                                 Approximate          Approximate Targeted
                                              Targeted % of Pool       Credit Enhancement
                      Class AF-1 through AF-6       [72.0%]                [28.0%]
                           Class MF-1               [10.0%]                [18.0%]
                           Class MF-2                [7.5%]                [10.5%]
                           Class BF-1                [6.5%]                 [4.0%]
                           Class BF-1A               [4.0%]                 [0.0%]

                      Group II Cashflows:
                        Pay Class AV-1, MV-1, MV-2, BV-1, and BV-1A concurrently in accordance with the enhancement targets equal to two
                        (2) times the initial enhancement for each class:

                                         Approximate       Approximate Targeted
                                      Targeted % of Pool    Credit Enhancement

                        Class AV-1          [58.0%]             [42.0%]
                        Class MV-1          [15.0%]             [27.0%]
                        Class MV-2          [12.5%]             [14.5%]
                        Class BV-1           [8.5%]              [6.0%]
                        Class BV-1A          [6.0%]              [0.0%]
--------------------------------------------------------------------------------
                                       6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]


                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

Class B-1A
Additional Principal: After paying the amounts of interest and principal due on the Certificates described above, the Trustee will apply a portion of the remaining Interest Funds with respect to a Group, if any, to the payment of additional principal to the Class B-1A Certificates relating to such Group.

Stepdown Date:        With respect to a Group, the earlier of (1) the date
                      on which the principal balance of the Class A Certificates is reduced to zero and (2) the later of (x) the 37th
                      Distribution Date and (y) the first Distribution Date on which (i) with respect to Group I, the principal balance of the Group I Senior Certificates is less than or equal to [72.0%] of the principal balance of the Group I Loans or (ii) with respect to Group II, the principal balance of the Group II Senior Certificates is less than or equal to [58.0%] of the principal balance of the Group II Loans.

Trigger Event:        Occurs with respect to a Loan Group when 60+ day
                      delinquency percentage is greater than (x) [50%] of the Senior Enhancement Percentage for the Group I Certificates or (y) [40%] of the Senior Enhancement Percentage for the Group II Certificates.


Prospectus:           The Offered Certificates are being offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.


--------------------------------------------------------------------------------
                                       7
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

                            Saxon Mortgage 1999-2 Collateral Description

                      Fixed Pool (Group I Mortgage Loans)
--------------------------------------------------------------------------------
Pool Cut Off Date                      05/01/1999
Loan Count:                                 2,815
Total Current Balance:             248,983,838.67
Avg. Current Balance:                   88,448.97
Min Current Balance:                     5,698.40
Max Current Balance:                   499,719.70
Total Original Balance:            249,450,515.00
Avg. Original Balance:                  88,614.75
Min Original Balance:                    7,065.00
Max Original Balance:                  500,000.00
Wtd Avg. Rate                               9.978
Min Rate                                    6.875
Max Rate                                   16.000
Wtd Avg. Original Amort Term               342.56
Min Original Amort Term                        60
Max Original Amort Term                       360
Wtd Avg. Rem Amort Term                    340.02
Min Rem Amort Term                             40
Max Rem Amort Term                            359
Wtd Avg. Seasoning                           2.55
Min Seasoning                                   1
Max Seasoning                                  23
Wtd Avg. LTV                                76.31
Min LTV                                      6.71
Max LTV                                     95.00
Wtd Avg. CLTV                               77.55
Min CLTV                                     8.70
Max CLTV                                   100.00
% Second Liens                               2.15
% Balloon Loans                             49.99
Wtd Avg FICO Score                          604.36  (for FICO greater than 0)
Min FICO Score                                 410  (for FICO greater than 0)
Max FICO Score                                 810  (for FICO greater than 0)
Wtd Avg DTI                                  35.79  (for DTI greater than 0)
Min DTI                                       0.53  (for DTI greater than 0)
Max DTI                                     110.95  (for DTI greater than 0)
Mortgage Premises
-----------------
SFR - Detached                               78.13
SFR - Attached                                2.81
Planned Unit Develop.                         5.79
--------------------------------------------------------------------------------
                                       8

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]


                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

Condominiums                                      3.34
2-4 Family                                        6.14
TownHouse                                         0.61
Manufactured Home                                 3.18
Min Maturity Date                           08/11/2002
Max Maturity Date                           04/01/2029
Max Zip Code Concentration                       0.45% (Zip Code: 76092)


--------------------------------------------------------------------------------
                                       9
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------



                              Current Rate
------------------------------------------------------------------------------

                                                                         % By
                                        % By                          Current
                             Count     Count     Current Balance      Balance
------------------------------------------------------------------------------
    6.88 -          7.00         1      0.04           75,503.89         0.03
    7.01 -          7.50        11      0.39        1,373,729.64         0.55
    7.51 -          7.75        31      1.10        4,111,152.18         1.65
    7.76 -          8.00        50      1.78        5,489,903.19         2.20
    8.01 -          8.25        65      2.31        8,022,096.31         3.22
    8.26 -          8.50       153      5.44       17,789,754.32         7.14
    8.51 -          8.75       178      6.32       20,592,912.33         8.27
    8.76 -          9.00       220      7.82       23,200,483.40         9.32
    9.01 -          9.25       139      4.94       14,074,983.47         5.65
    9.26 -          9.50       164      5.83       15,408,188.69         6.19
    9.51 -          9.75       133      4.72       11,026,562.66         4.43
    9.76 -         10.00       222      7.89       19,882,876.13         7.99
   10.01 -         10.25       121      4.30       10,099,286.14         4.06
   10.26 -         10.50       178      6.32       15,440,718.40         6.20
   10.51 -         10.75       152      5.40       12,069,681.58         4.85
   10.76 -         11.00       211      7.50       17,366,953.81         6.98
   11.01 -         11.25       123      4.37        9,275,241.92         3.73
   11.26 -         11.50       152      5.40       11,311,835.13         4.54
   11.51 -         11.75       106      3.77        7,725,663.92         3.10
   11.76 -         12.00       109      3.87        7,418,605.63         2.98
   12.01 -         12.25        55      1.95        3,406,758.91         1.37
   12.26 -         12.50        68      2.42        4,292,726.31         1.72
   12.51 -         12.75        27      0.96        1,698,616.05         0.68
   12.76 -         13.00        59      2.10        3,436,143.59         1.38
   13.01 -         13.25        19      0.67          929,111.23         0.37
   13.26 -         13.50        21      0.75        1,034,667.14         0.42
   13.51 -         13.75        15      0.53          966,001.84         0.39
   13.76 -         14.00        18      0.64          809,303.16         0.33
   14.01 -         14.25         4      0.14          157,893.27         0.06
   14.26 -         14.50         3      0.11          111,279.97         0.04
   14.51 -         14.75         2      0.07           79,871.90         0.03
   14.76 -         15.00         3      0.11          117,547.77         0.05
   15.76 -         16.00         2      0.07          187,784.79         0.08
------------------------------------------------------------------------------
                             2,815    100.00      248,983,838.67       100.00


------------------------------------------------------------------------------
                                      10
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]


                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

                             Remaining Amort Term
-----------------------------------------------------------------------------

                                                                        % By
                                       % By                          Current
                            Count     Count     Current Balance      Balance
-----------------------------------------------------------------------------
       40 -          48         1      0.04            5,698.40         0.00
       49 -          60         1      0.04           22,895.42         0.01
      109 -         120        28      0.99        1,298,728.13         0.52
      133 -         144         6      0.21          528,678.05         0.21
      157 -         168         1      0.04           84,098.86         0.03
      169 -         180       345     12.26       19,531,435.31         7.84
      229 -         240        47      1.67        2,975,671.25         1.20
      277 -         288         1      0.04           27,333.13         0.01
      289 -         300         3      0.11          273,542.62         0.11
      337 -         348        14      0.50        1,069,835.02         0.43
      349 -         359     2,368     84.12      223,165,922.48        89.63
-----------------------------------------------------------------------------
                            2,815    100.00      248,983,838.67       100.00


                             Combined Loan To Value
-----------------------------------------------------------------------------

                                                                        % By
                                       % By                          Current
                            Count     Count     Current Balance      Balance
-----------------------------------------------------------------------------
    8.700 -      10.000         1      0.04           49,816.91         0.02
   15.001 -      20.000         4      0.14          145,556.76         0.06
   20.001 -      25.000         4      0.14          403,515.65         0.16
   25.001 -      30.000         4      0.14          154,415.09         0.06
   30.001 -      35.000        17      0.60          999,639.26         0.40
   35.001 -      40.000        20      0.71          876,902.71         0.35
   40.001 -      45.000        36      1.28        2,071,943.65         0.83
   45.001 -      50.000        61      2.17        3,620,634.31         1.45
   50.001 -      55.000        55      1.95        3,574,630.90         1.44
   55.001 -      60.000        99      3.52        7,100,703.43         2.85
   60.001 -      65.000       144      5.12       11,025,303.54         4.43
   65.001 -      70.000       271      9.63       23,175,644.66         9.31
   70.001 -      75.000       429     15.24       37,632,786.20        15.11
   75.001 -      80.000       820     29.13       81,203,181.90        32.61
   80.001 -      85.000       309     10.98       27,144,749.91        10.90
   85.001 -      90.000       459     16.31       41,338,094.86        16.60
   90.001 -      95.000        72      2.56        8,231,531.94         3.31
   95.001 -     100.000        10      0.36          234,786.99         0.09
-----------------------------------------------------------------------------
                            2,815    100.00      248,983,838.67       100.00


------------------------------------------------------------------------------
                                      11
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

                                Current Balance
--------------------------------------------------------------------------------

                                                                           % By
                                          % By                          Current
                               Count     Count     Current Balance      Balance
--------------------------------------------------------------------------------
   5,698.40 -    25,000.00       116      4.12        2,372,112.68         0.95
  25,000.01 -    50,000.00       679     24.12       26,564,177.32        10.67
  50,000.01 -    75,000.00       732     26.00       45,721,883.84        18.36
  75,000.01 -   100,000.00       482     17.12       41,854,257.36        16.81
 100,000.01 -   150,000.00       461     16.38       55,677,920.87        22.36
 150,000.01 -   200,000.00       189      6.71       32,938,964.33        13.23
 200,000.01 -   250,000.00        81      2.88       17,972,025.89         7.22
 250,000.01 -   300,000.00        32      1.14        8,800,202.53         3.53
 300,000.01 -   350,000.00        13      0.46        4,291,550.58         1.72
 350,000.01 -   400,000.00        10      0.36        3,695,967.40         1.48
 400,000.01 -   450,000.00        10      0.36        4,245,957.16         1.71
 450,000.01 -   499,719.70        10      0.36        4,848,818.71         1.95
--------------------------------------------------------------------------------
                               2,815    100.00      248,983,838.67       100.00


                                  Loan Type
-------------------------------------------------------------------------------

                                                                          % By
                                         % By                          Current
                              Count     Count     Current Balance      Balance
-------------------------------------------------------------------------------
10YR FIX                         28      0.99        1,298,728.13         0.52
12YR FIX                          6      0.21          528,678.05         0.21
15/30 BAL                     1,279     45.44      124,455,567.36        49.99
15YR FIX                        346     12.29       19,615,534.17         7.88
20YR FIX                         47      1.67        2,975,671.25         1.20
25YR FIX                          4      0.14          300,875.75         0.12
30YR FIX                      1,103     39.18       99,780,190.14        40.07
5YR FIX                           2      0.07           28,593.82         0.01
-------------------------------------------------------------------------------
                              2,815    100.00      248,983,838.67       100.00


--------------------------------------------------------------------------------
                                      12
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

                            Property Type
------------------------------------------------------------------------------

                                                                         % By
                                        % By                          Current
                             Count     Count     Current Balance      Balance
------------------------------------------------------------------------------
2-4 UNITS                      160      5.68       15,282,881.04         6.14
CONDO - HIGH RISE               14      0.50        1,305,657.00         0.52
CONDO - LOW RISE                90      3.20        7,007,946.71         2.81
MANUFACTURED HOME              130      4.62        7,930,030.50         3.18
PUD                            106      3.77       14,345,638.85         5.76
PUD - DEMINIMUS                  1      0.04           70,151.06         0.03
SINGLE FAMILY ATTACHED          98      3.48        6,999,903.65         2.81
SINGLE FAMILY DETACHED       2,194     77.94      194,525,451.93        78.13
TOWNHOUSE                       22      0.78        1,516,177.93         0.61
------------------------------------------------------------------------------
                             2,815    100.00      248,983,838.67       100.00


                              Occupancy
------------------------------------------------------------------------------

                                                                         % By
                                        % By                          Current
                             Count     Count     Current Balance      Balance
------------------------------------------------------------------------------
INVESTOR                       313     11.12       19,171,161.41         7.70
PRIMARY                      2,473     87.85      227,062,858.36        91.20
SECOND HOME                     29      1.03        2,749,818.90         1.10
------------------------------------------------------------------------------
                             2,815    100.00      248,983,838.67       100.00


                            Lien Summary
------------------------------------------------------------------------------

                                                                         % By
                                        % By                          Current
                             Count     Count     Current Balance      Balance
------------------------------------------------------------------------------
             1               2,697     95.81      243,629,378.29        97.85
             2                 118      4.19        5,354,460.38         2.15
------------------------------------------------------------------------------
                             2,815    100.00      248,983,838.67       100.00


--------------------------------------------------------------------------------
                                      13

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------



                       Documentation Level
----------------------------------------------------------------------------

                                                                       % By
                                      % By                          Current
                           Count     Count     Current Balance      Balance
----------------------------------------------------------------------------
FULL                       2,219     78.83      182,439,378.62        73.27
LIMITED                      191      6.79       23,705,203.57         9.52
NO RATIO                      26      0.92        1,484,034.44         0.60
STATED INCOME                379     13.46       41,355,222.04        16.61
----------------------------------------------------------------------------
                           2,815    100.00      248,983,838.67       100.00


                          Loan Purpose
----------------------------------------------------------------------------

                                                                       % By
                                      % By                          Current
                           Count     Count     Current Balance      Balance
----------------------------------------------------------------------------
PURCHASE                     750     26.64       66,234,225.01        26.60
REFINANCE                    389     13.82       40,307,140.00        16.19
REFINANCE - CASH OUT       1,676     59.54      142,442,473.66        57.21
----------------------------------------------------------------------------
                           2,815    100.00      248,983,838.67       100.00


--------------------------------------------------------------------------------
                                      14

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                             State
---------------------------------------------------------------------------

                                                                      % By
                                     % By                          Current
                          Count     Count     Current Balance      Balance
---------------------------------------------------------------------------
ALASKA                        2      0.07          177,315.83         0.07
ARIZONA                      70      2.49        5,341,355.01         2.15
ARKANSAS                      9      0.32          620,733.38         0.25
CALIFORNIA                  231      8.21       29,695,595.97        11.93
COLORADO                     61      2.17        7,152,808.40         2.87
CONNECTICUT                  41      1.46        3,928,721.16         1.58
DELAWARE                     15      0.53        1,031,866.07         0.41
DISTRICT OF COLUMBIA          8      0.28          653,089.60         0.26
FLORIDA                     246      8.74       19,828,944.11         7.96
GEORGIA                      98      3.48        8,461,941.84         3.40
HAWAII                       17      0.60        2,993,412.90         1.20
IDAHO                        18      0.64        1,115,879.57         0.45
ILLINOIS                     75      2.66        6,875,132.28         2.76
INDIANA                      60      2.13        3,625,047.25         1.46
IOWA                         30      1.07        2,252,431.04         0.90
KANSAS                       11      0.39          775,275.48         0.31
KENTUCKY                     13      0.46          836,309.84         0.34
LOUISIANA                    84      2.98        5,143,322.62         2.07
MAINE                         1      0.04           61,329.69         0.02
MARYLAND                     35      1.24        4,139,255.29         1.66
MASSACHUSETTS                27      0.96        3,306,995.34         1.33
MICHIGAN                    115      4.09        8,566,944.79         3.44
MINNESOTA                    62      2.20        5,748,574.86         2.31
MISSISSIPPI                  30      1.07        1,780,699.63         0.72
MISSOURI                    107      3.80        7,408,666.68         2.98
MONTANA                       6      0.21          563,569.32         0.23
NEBRASKA                     24      0.85        2,039,982.28         0.82
NEVADA                        8      0.28          967,518.56         0.39
NEW HAMPSHIRE                 8      0.28        1,307,962.99         0.53
NEW JERSEY                   81      2.88       10,131,810.78         4.07
NEW MEXICO                   31      1.10        2,897,578.92         1.16
NEW YORK                     58      2.06        6,556,758.54         2.63
NORTH CAROLINA              113      4.01        8,485,668.31         3.41
NORTH DAKOTA                  2      0.07          100,640.29         0.04
OHIO                        150      5.33       10,668,345.23         4.28
OKLAHOMA                     39      1.39        3,162,118.47         1.27
OREGON                       89      3.16       10,085,678.96         4.05
PENNSYLVANIA                144      5.12       10,377,000.27         4.17
RHODE ISLAND                  5      0.18          342,337.70         0.14
SOUTH CAROLINA               39      1.39        2,981,807.56         1.20
--------------------------------------------------------------------------------
                                      15

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------



SOUTH DAKOTA                  4      0.14          180,014.80         0.07
TENNESSEE                   107      3.80        6,946,607.38         2.79
TEXAS                       201      7.14       15,555,463.74         6.25
UTAH                         36      1.28        4,600,147.94         1.85
VERMONT                       1      0.04           21,741.80         0.01
VIRGINIA                     89      3.16        8,616,854.13         3.46
WASHINGTON                   75      2.66        8,163,360.77         3.28
WEST VIRGINIA                16      0.57          934,465.19         0.38
WISCONSIN                    22      0.78        1,741,937.70         0.70
WYOMING                       1      0.04           32,818.41         0.01
---------------------------------------------------------------------------
                          2,815    100.00      248,983,838.67       100.00


                             Grade
---------------------------------------------------------------------------

                                                                      % By
                                     % By                          Current
                          Count     Count     Current Balance      Balance
---------------------------------------------------------------------------
A+                          188      6.68       17,334,677.19         6.96
A                           795     28.24       80,322,698.48        32.26
A-                        1,001     35.56       91,215,484.43        36.64
B                           434     15.42       32,246,909.96        12.95
C                           340     12.08       23,657,844.85         9.50
D                            57      2.02        4,206,223.76         1.69
---------------------------------------------------------------------------
                          2,815    100.00      248,983,838.67       100.00


                     Amortization Type (Balloon vs Non)
--------------------------------------------------------------------------

                                                                      % By
                                     % By                          Current
                          Count     Count     Current Balance      Balance
--------------------------------------------------------------------------
FULLY AMORTIZING          1,536     54.56      124,528,271.31        50.01
PARTIALLY AMORTIZING      1,279     45.44      124,455,567.36        49.99
--------------------------------------------------------------------------
                          2,815    100.00      248,983,838.67       100.00


--------------------------------------------------------------------------------
                                      16

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                      Arms Pool (Group II Mortgage Loans)
--------------------------------------------------------------------------------
Pool Cut Off Date                           05/01/1999
Loan Count:                                      1,912
Total Current Balance:                  225,115,835.21
Avg. Current Balance:                       117,738.41
Min Current Balance:                         17,511.45
Max Current Balance:                        997,414.54
Total Original Balance:                  22,578,226.75
Avg. Original Balance:                      117,980.24
Min Original Balance:                        17,550.00
Max Original Balance:                     1,000,000.00
Wtd Avg. Rate
-------------
  Wtd Avg. by Loan Type
One Year CMT                                     9.435
1/29 LIBOR                                      10.437
2/28 LIBOR                                       9.932
3/27 LIBOR                                      10.154
5/25 LIBOR                                       7.981
Six Month LIBOR                                  9.021
Wtd Avg. Gross Margin
---------------------
  Wtd Avg. by Loan Type
One Year CMT                                     6.097
1/29 LIBOR                                       7.218
2/28 LIBOR                                       6.267
3/27 LIBOR                                       6.422
5/25 LIBOR                                       6.066
Six Month LIBOR                                  5.843
Wtd Avg. Rate                                    9.874
Min Rate                                         6.625
Max Rate                                        14.990
Wtd Avg. Margin                                  6.257
Min Margin                                       3.000
Max Margin                                       9.650
Wtd Avg. Lifecap                                16.434
Min Lifecap                                     12.625
Max Lifecap                                     21.850
Wtd Avg. Lifefloor                               9.709
Min Lifefloor                                    4.500
Max Lifefloor                                   14.990
Wtd Avg Initial Rate Cap                         2.313
Min Initial Rate Cap                             1.000

--------------------------------------------------------------------------------
                                      17

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


Max Initial Rate Cap                             3.000
Wtd Avg Periodic Rate Cap                        1.182
Min Periodic Rate Cap                            1.000
Max Periodic Rate Cap                            3.000
Wtd Avg Months to Roll                           20.64
Min Months to Roll                                   1
Max Months to Roll                                  49
Wtd Avg Interest Rate Freq                        6.40
Min Interest Rate Freq                               6
Max Interest Rate Freq                              12
Wtd Avg. Original Amort Term                    359.79
Min Original Amort Term                            180
Max Original Amort Term                            360
Wtd Avg. Rem Amort Term                         355.94
Min Rem Amort Term                                 176
Max Rem Amort Term                                 359
Wtd Avg. Seasoning                                3.85
Min Seasoning                                        1
Max Seasoning                                       29
Wtd Avg. LTV                                     77.30
Min LTV                                          13.47
Max LTV                                         100.61
Wtd Avg. CLTV                                    77.31
Min CLTV                                         15.37
Max CLTV                                        100.61
% Second Liens                                    0.02
Wtd Avg FICO Score                              580.90 (for FICO greater than 0)
Min FICO Score                                     421 (for FICO greater than 0)
Max FICO Score                                     794 (for FICO greater than 0)
Wtd Avg DTI                                      40.14 (for DTI greater than 0)
Min DTI                                           1.00 (for DTI greater than 0)
Max DTI                                          74.19 (for DTI greater than 0)
Mortgage Premises
-----------------
SFR - Detached                                   81.32
SFR - Attached                                    2.06
Planned Unit Develop.                             6.38
Condominiums                                      4.43
2-4 Family                                        4.27
Townhouse                                         0.31
Manufactured Home                                 1.24
Min Maturity Date                           01/01/2014
Max Maturity Date                           04/01/2029
Max Zip Code Concentration                        0.70% (Zip Code: 92679)
--------------------------------------------------------------------------------
                                      18

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                 Current Rate
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
     6.51 -          7.00        1        0.05          395,971.65        0.18
     7.01 -          7.50       16        0.84        2,367,477.39        1.05
     7.51 -          7.75        9        0.47        1,358,525.47        0.60
     7.76 -          8.00       32        1.67        5,245,014.62        2.33
     8.01 -          8.25       39        2.04        6,030,783.60        2.68
     8.26 -          8.50       62        3.24        8,547,905.98        3.80
     8.51 -          8.75       73        3.82       10,737,144.25        4.77
     8.76 -          9.00      133        6.96       17,178,605.15        7.63
     9.01 -          9.25      112        5.86       15,276,689.18        6.79
     9.26 -          9.50      162        8.47       19,842,558.43        8.81
     9.51 -          9.75      169        8.84       21,240,162.85        9.44
     9.76 -         10.00      214       11.19       27,371,832.37       12.16
    10.01 -         10.25      153        8.00       16,866,232.70        7.49
    10.26 -         10.50      168        8.79       19,785,431.08        8.79
    10.51 -         10.75      138        7.22       13,172,724.15        5.85
    10.76 -         11.00      132        6.90       14,902,755.01        6.62
    11.01 -         11.25       61        3.19        5,549,666.98        2.47
    11.26 -         11.50       73        3.82        5,915,069.03        2.63
    11.51 -         11.75       42        2.20        3,208,943.52        1.43
    11.76 -         12.00       40        2.09        3,662,921.93        1.63
    12.01 -         12.25       16        0.84        1,059,982.79        0.47
    12.26 -         12.50       15        0.78        1,337,181.10        0.59
    12.51 -         12.75       13        0.68          987,573.24        0.44
    12.76 -         13.00       11        0.58        1,086,846.21        0.48
    13.01 -         13.25        6        0.31          506,923.49        0.23
    13.26 -         13.50        8        0.42          570,586.17        0.25
    13.51 -         13.75        3        0.16          121,909.03        0.05
    13.76 -         14.00        6        0.31          523,880.63        0.23
    14.01 -         14.25        2        0.10           86,343.30        0.04
    14.76 -         15.00        3        0.16          178,193.91        0.08
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      19
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                             Remaining Amort Term
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
       169 -          180        2        0.10          158,799.67        0.07
       229 -          240        3        0.16          159,783.19        0.07
       325 -          336        2        0.10          275,956.22        0.12
       337 -          348       16        0.84        2,645,553.10        1.18
       349 -          360    1,889       98.80      221,875,743.03       98.56
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                            Combined Loan To Value
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
    15.001 -       20.000        3        0.16           94,219.83        0.04
    25.001 -       30.000        1        0.05           29,916.62        0.01
    30.001 -       35.000       11        0.58          640,805.67        0.28
    35.001 -       40.000       13        0.68          686,998.39        0.31
    40.001 -       45.000       10        0.52          703,950.42        0.31
    45.001 -       50.000       25        1.31        3,009,710.91        1.34
    50.001 -       55.000       35        1.83        4,204,982.91        1.87
    55.001 -       60.000       71        3.71        7,872,789.99        3.50
    60.001 -       65.000      143        7.48       15,246,303.96        6.77
    65.001 -       70.000      194       10.15       19,407,539.07        8.62
    70.001 -       75.000      267       13.96       33,414,153.86       14.84
    75.001 -       80.000      568       29.71       70,057,999.78       31.12
    80.001 -       85.000      234       12.24       27,562,414.62       12.24
    85.001 -       90.000      329       17.21       41,254,565.67       18.33
    90.001 -       95.000        7        0.37          855,098.85        0.38
   100.001 -      100.610        1        0.05           74,384.66        0.03
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      20
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                Current Balance
-------------------------------------------------------------------------------

                                                                          % By
                                            % By                       Current
                               Count       Count   Current Balance     Balance
-------------------------------------------------------------------------------
  15,000.01 -     25,000.00       13        0.68        289,285.52        0.13
  25,000.01 -     50,000.00      270       14.12     10,900,793.24        4.84
  50,000.01 -     75,000.00      391       20.45     24,472,382.19       10.87
  75,000.01 -    100,000.00      342       17.89     29,803,998.16       13.24
 100,000.01 -    150,000.00      474       24.79     58,084,761.99       25.80
 150,000.01 -    200,000.00      207       10.83     35,519,099.61       15.78
 200,000.01 -    250,000.00      102        5.33     22,752,337.69       10.11
 250,000.01 -    300,000.00       43        2.25     11,844,898.07        5.26
 300,000.01 -    350,000.00       22        1.15      7,106,532.19        3.16
 350,000.01 -    400,000.00       14        0.73      5,271,000.99        2.34
 400,000.01 -    450,000.00       11        0.58      4,661,527.63        2.07
 450,000.01 -    500,000.00        4        0.21      1,912,247.01        0.85
 500,000.01 -    550,000.00        5        0.26      2,643,963.49        1.17
 550,000.01 -    600,000.00        5        0.26      2,903,875.69        1.29
 650,000.01 -    700,000.00        4        0.21      2,746,471.55        1.22
 700,000.01 -    750,000.00        2        0.10      1,433,399.15        0.64
 750,000.01 -  1,000,000.00        3        0.16      2,769,261.04        1.23
-------------------------------------------------------------------------------
                               1,912      100.00    225,115,835.21      100.00


                                 Loan Type
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
1/1 CMT                        115        6.01       15,140,993.38        6.73
1/29 LIBOR ARM                   3        0.16          345,110.32        0.15
2/28 LIBOR ARM               1,385       72.44      156,214,544.01       69.39
3/27 LIBOR ARM                 299       15.64       38,699,532.58       17.19
5/25 LIBOR ARM                   6        0.31          781,465.79        0.35
6ML                            104        5.44       13,934,189.13        6.19
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      21
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                 Property Type
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
2-4 UNITS                       84        4.39        9,602,699.79        4.27
CONDO - HIGH RISE                8        0.42          580,607.88        0.26
CONDO - LOW RISE                85        4.45        9,381,290.56        4.17
MANUFACTURED HOME               39        2.04        2,789,438.40        1.24
PUD                             83        4.34       13,492,892.38        5.99
PUD - DEMINIMUS                  4        0.21          878,841.36        0.39
SINGLE FAMILY ATTACHED          36        1.88        4,629,211.43        2.06
SINGLE FAMILY DETACHED       1,563       81.75      183,056,466.62       81.32
TOWNHOUSE                       10        0.52          704,386.79        0.31
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                                   Occupancy
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
INVESTOR                       122        6.38       10,028,574.06        4.45
PRIMARY                      1,783       93.25      214,399,036.63       95.24
SECOND HOME                      7        0.37          688,224.52        0.31
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                                 Lien Summary
-----------------------------------------------------------------------------

                                                                        % By
                                        % By                         Current
                           Count       Count     Current Balance     Balance
-----------------------------------------------------------------------------
    1                      1,911       99.95      225,065,992.83       99.98
    2                          1        0.05           49,842.38        0.02
-----------------------------------------------------------------------------
                           1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      22
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                              Documentation Level
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
FULL                         1,443       75.47      160,615,297.57       71.35
LIMITED                        112        5.86       18,792,916.76        8.35
NO RATIO                         4        0.21          453,857.26        0.20
STATED INCOME                  353       18.46       45,253,763.62       20.10
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                                 Loan Purpose
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
PURCHASE                       670       35.04       72,173,718.31       32.06
REFINANCE                      237       12.40       29,760,932.35       13.22
REFINANCE - CASH OUT         1,005       52.56      123,181,184.55       54.72
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      23
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                     State
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
ALASKA                           3        0.16          481,668.28        0.21
ARIZONA                         54        2.82        5,026,499.32        2.23
ARKANSAS                         6        0.31          392,582.98        0.17
CALIFORNIA                     336       17.57       60,004,446.95       26.65
COLORADO                        59        3.09        7,873,563.50        3.50
CONNECTICUT                     37        1.94        4,170,863.42        1.85
DELAWARE                         8        0.42          773,810.71        0.34
DISTRICT OF COLUMBIA             3        0.16          918,443.12        0.41
FLORIDA                         60        3.14        5,844,935.43        2.60
GEORGIA                         31        1.62        3,145,884.96        1.40
HAWAII                           1        0.05          223,027.69        0.10
IDAHO                           11        0.58          897,461.90        0.40
ILLINOIS                       133        6.96       15,159,336.16        6.73
INDIANA                         49        2.56        3,411,048.85        1.52
IOWA                            10        0.52          568,427.87        0.25
KANSAS                          16        0.84        1,133,143.50        0.50
KENTUCKY                        19        0.99        2,156,383.58        0.96
LOUISIANA                       14        0.73        1,381,302.56        0.61
MAINE                            2        0.10          134,599.07        0.06
MARYLAND                        26        1.36        3,741,741.41        1.66
MASSACHUSETTS                   45        2.35        5,522,477.92        2.45
MICHIGAN                       100        5.23        9,377,774.82        4.17
MINNESOTA                       51        2.67        4,440,426.76        1.97
MISSISSIPPI                     16        0.84        1,402,152.28        0.62
MISSOURI                        60        3.14        3,785,272.78        1.68
MONTANA                          4        0.21          226,484.06        0.10
NEBRASKA                         2        0.10          143,165.20        0.06
NEVADA                          28        1.46        3,596,026.23        1.60
NEW HAMPSHIRE                    4        0.21          256,781.94        0.11
NEW JERSEY                      17        0.89        3,122,645.29        1.39
NEW MEXICO                      10        0.52          958,621.32        0.43
NEW YORK                        15        0.78        2,128,902.72        0.95
NORTH CAROLINA                  57        2.98        4,740,534.62        2.11
OHIO                           136        7.11       12,609,483.72        5.60
OKLAHOMA                        14        0.73        1,118,805.46        0.50
OREGON                          61        3.19        7,208,578.18        3.20
PENNSYLVANIA                    57        2.98        5,521,097.21        2.45
RHODE ISLAND                     6        0.31          631,074.14        0.28
SOUTH CAROLINA                  15        0.78        1,250,851.83        0.56
SOUTH DAKOTA                     2        0.10          128,549.45        0.06
--------------------------------------------------------------------------------
                                      24

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

TENNESSEE                       18        0.94        1,783,707.19        0.79
TEXAS                           81        4.24        8,400,991.97        3.73
UTAH                            58        3.03        6,380,841.35        2.83
VIRGINIA                        20        1.05        3,520,720.28        1.56
WASHINGTON                     119        6.22       16,271,027.68        7.23
WEST VIRGINIA                    3        0.16          166,798.94        0.07
WISCONSIN                       34        1.78        2,905,307.59        1.29
WYOMING                          1        0.05           77,563.02        0.03
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                                     Grade
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
A+                               2        0.10          114,517.47        0.05
A                               48        2.51        7,210,115.52        3.20
A-                             862       45.08      115,176,419.72       51.16
B                              446       23.33       47,761,074.51       21.22
C                              429       22.44       43,626,724.14       19.38
D                              125        6.54       11,226,983.85        4.99
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


                                 Gross Margin
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
    3.000 -         3.999        4        0.21        1,090,001.56        0.48
    4.000 -         4.999       76        3.97       11,370,784.90        5.05
    5.000 -         5.999      423       22.12       56,789,725.81       25.23
    6.000 -         6.999    1,006       52.62      115,084,274.74       51.12
    7.000 -         7.999      348       18.20       35,994,295.07       15.99
    8.000 -         8.999       51        2.67        4,476,465.51        1.99
    9.000 -         9.999        4        0.21          310,287.62        0.14
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00


--------------------------------------------------------------------------------
                                      25

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                Gross Life Cap
-------------------------------------------------------------------------------

                                                                          % By
                                          % By                         Current
                             Count       Count     Current Balance     Balance
-------------------------------------------------------------------------------
   12.500 -        12.999        1        0.05          395,971.65        0.18
   13.000 -        13.499        9        0.47        1,262,380.60        0.56
   13.500 -        13.999       22        1.15        3,715,170.29        1.65
   14.000 -        14.499       44        2.30        6,340,389.69        2.82
   14.500 -        14.999      114        5.96       16,793,131.30        7.46
   15.000 -        15.499      143        7.48       17,597,275.50        7.82
   15.500 -        15.999      303       15.85       37,854,596.26       16.82
   16.000 -        16.499      251       13.13       29,316,989.54       13.02
   16.500 -        16.999      353       18.46       43,141,575.95       19.16
   17.000 -        17.499      222       11.61       23,495,227.03       10.44
   17.500 -        17.999      235       12.29       26,129,616.77       11.61
   18.000 -        18.499       94        4.92        8,661,936.28        3.85
   18.500 -        18.999       73        3.82        6,163,296.72        2.74
   19.000 -        19.499       18        0.94        1,995,138.22        0.89
   19.500 -        19.999       13        0.68        1,065,283.55        0.47
   20.000 -        20.499        6        0.31          566,379.31        0.25
   20.500 -        20.999        7        0.37          413,840.97        0.18
   21.000 -        21.499        3        0.16          169,690.98        0.08
   21.500 -        21.999        1        0.05           37,944.60        0.02
-------------------------------------------------------------------------------
                             1,912      100.00      225,115,835.21      100.00

--------------------------------------------------------------------------------
                                      26

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                            Gross Life Floor
--------------------------------------------------------------------------------

                                                                            % By
                                            % By                         Current
                               Count       Count     Current Balance     Balance
--------------------------------------------------------------------------------
   4.500 -            4.999        4        0.21          422,347.15        0.19
   5.000 -            5.499       14        0.73        1,484,092.88        0.66
   5.500 -            5.999       21        1.10        2,466,974.57        1.10
   6.000 -            6.499       15        0.78        1,527,933.53        0.68
   6.500 -            6.999       15        0.78        2,001,721.43        0.89
   7.000 -            7.499       25        1.31        3,041,509.62        1.35
   7.500 -            7.999       48        2.51        7,285,684.05        3.24
   8.000 -            8.499       79        4.13       10,982,749.72        4.88
   8.500 -            8.999      205       10.72       28,839,421.17       12.81
   9.000 -            9.499      212       11.09       26,816,735.92       11.91
   9.500 -            9.999      397       20.76       50,588,154.09       22.47
  10.000 -           10.499      265       13.86       28,811,946.27       12.80
  10.500 -           10.999      298       15.59       33,635,203.96       14.94
  11.000 -           11.499      138        7.22       12,853,103.24        5.71
  11.500 -           11.999       90        4.71        7,138,286.29        3.17
  12.000 -           12.499       27        1.41        2,459,794.47        1.09
  12.500 -           12.999       30        1.57        2,622,444.34        1.16
  13.000 -           13.499       12        0.63          984,179.08        0.44
  13.500 -           13.999        9        0.47          632,663.39        0.28
  14.000 -           14.499        5        0.26          342,696.13        0.15
  14.500 -           14.999        3        0.16          178,193.91        0.08
--------------------------------------------------------------------------------
                               1,912      100.00      225,115,835.21      100.00



                               Periodic Rate Cap
--------------------------------------------------------------------------------

                                                                            % By
                                            % By                         Current
                               Count       Count     Current Balance     Balance
--------------------------------------------------------------------------------
   1.000                       1,397       73.06      158,997,361.92       70.63
   1.500                         397       20.76       50,615,416.96       22.48
   2.000                         117        6.12       15,418,135.96        6.85
   3.000                           1        0.05           84,920.37        0.04
--------------------------------------------------------------------------------
                               1,912      100.00      225,115,835.21      100.00



--------------------------------------------------------------------------------
                                      27

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                                Next Roll Date
--------------------------------------------------------------------------------

                                                                            % By
                                            % By                         Current
                               Count       Count     Current Balance     Balance
--------------------------------------------------------------------------------
1999-06                           11        0.58        1,859,864.32        0.83
1999-07                           12        0.63        2,090,665.74        0.93
1999-08                           21        1.10        2,346,113.94        1.04
1999-09                           23        1.20        2,643,069.52        1.17
1999-10                           26        1.36        3,958,724.10        1.76
1999-11                           14        0.73        1,322,427.57        0.59
1999-12                           14        0.73        2,081,495.89        0.92
2000-01                            4        0.21          273,239.46        0.12
2000-02                           27        1.41        3,639,039.63        1.62
2000-03                           55        2.88        7,778,820.25        3.46
2000-04                           25        1.31        2,590,625.24        1.15
2000-05                            3        0.16          331,682.05        0.15
2000-06                           26        1.36        3,306,883.37        1.47
2000-07                           12        0.63        1,540,189.90        0.68
2000-08                           19        0.99        1,792,539.76        0.80
2000-09                           46        2.41        4,401,873.94        1.96
2000-10                           92        4.81       11,768,570.88        5.23
2000-11                           93        4.86        9,900,723.12        4.40
2000-12                           90        4.71       10,536,408.27        4.68
2001-01                          174        9.10       19,954,963.26        8.86
2001-02                          332       17.36       37,470,373.39       16.64
2001-03                          325       17.00       37,026,194.41       16.45
2001-04                          163        8.53       17,020,348.83        7.56
2001-06                            3        0.16          223,709.68        0.10
2001-08                            3        0.16          476,301.16        0.21
2001-09                            4        0.21          570,729.28        0.25
2001-10                           10        0.52        1,840,870.63        0.82
2001-11                           11        0.58          926,544.42        0.41
2001-12                           12        0.63        2,332,246.42        1.04
2002-01                           40        2.09        5,734,630.51        2.55
2002-02                          134        7.01       16,147,038.20        7.17
2002-03                           60        3.14        7,884,361.90        3.50
2002-04                           22        1.15        2,563,100.38        1.14
2003-06                            6        0.31          781,465.79        0.35
--------------------------------------------------------------------------------
                               1,912      100.00      225,115,835.21      100.00



--------------------------------------------------------------------------------
                                      28

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


                   % of Pricing Prepayment Assumptions

        To Call    0%        75%      90%      100%     125%     150%     175%
AF-1    WAL        10.943    1.156    1.002    0.923    0.781    0.682    0.613
        Begin           1        1        1        1        1        1        1
        End           178       25       22       20       16       14       12

AF-2    WAL        14.872    2.666    2.249    2.038    1.653    1.395    1.206
        Begin         178       25       22       20       16       14       12
        End           178       38       32       29       23       19       16

AF-3    WAL        16.337    4.196    3.441    3.050    2.359    1.961    1.676
        Begin         178       38       32       29       23       19       16
        End           254       66       53       47       33       27       23

AF-4    WAL        24.561    7.713    5.951    5.121    3.688    2.642    2.235
        Begin         254       66       53       47       33       27       23
        End           327      116       96       82       58       36       30

AF-5    WAL        28.172    9.706    8.039    7.191    5.481    4.203    2.756
        Begin         327      116       96       82       58       36       30
        End           340      116       96       86       67       55       36

AF-6    WAL        12.529    6.930    6.500    6.179    5.282    4.565    3.779
        Begin          37       37       37       38       42       46       36
        End           178      116       96       86       67       55       46

MF-1    WAL        20.859    7.037    5.861    5.290    4.382    3.997    3.850
        Begin         178       43       37       37       39       41       44
        End           340      116       96       86       67       55       46

MF-2    WAL        20.859    7.037    5.861    5.282    4.328    3.847    3.634
        Begin         178       43       37       37       38       39       40
        End           340      116       96       86       67       55       46

BF-1    WAL        20.859    7.037    5.861    5.282    4.299    3.770    3.475
        Begin         178       43       37       37       37       37       38
        End           340      116       96       86       67       55       46

BF-1A   WAL         0.729    0.771    0.783    0.791    0.815    0.845    0.883
        Begin           1        1        1        1        1        1        1
        End            16       18       18       19       20       21       24


--------------------------------------------------------------------------------
                                      29


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


AV-1   WAL         20.417    3.102    2.602    2.331    1.762    1.411    1.248
       Begin            1        1        1        1        1        1        1
       End            340      116       96       86       67       33       28

MV-1   WAL         26.916    5.738    4.942    4.648    4.604    4.384    3.668
       Begin          286       37       40       41       46       33       28
       End            340      116       96       86       67       55       46

MV-2   WAL         26.916    5.733    4.883    4.519    4.046    3.661    3.071
       Begin          286       37       38       39       40       38       32
       End            340      116       96       86       67       55       46

BV-1   WAL         26.916    5.733    4.858    4.460    3.860    3.387    2.858
       Begin          286       37       37       37       38       35       30
       End            340      116       96       86       67       55       46

BV-1A  WAL          0.833    0.880    0.892    0.901    0.926    0.959    1.002
       Begin            1        1        1        1        1        1        1
       End             18       19       20       20       22       23       25



--------------------------------------------------------------------------------
                                      30

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

                               % of Pricing Prepayment Assumptions

       To Maturity    0%        75%      90%      100%     125%     150%     175%
AF-1   WAL            10.943    1.156    1.002    0.923    0.781    0.682    0.613
       Begin               1        1        1        1        1        1        1
       End               178       25       22       20       16       14       12

AF-2   WAL            14.872    2.666    2.249    2.038    1.653    1.395    1.206
       Begin             178       25       22       20       16       14       12
       End               178       38       32       29       23       19       16

AF-3   WAL            16.337    4.196    3.441    3.050    2.359    1.961    1.676
       Begin             178       38       32       29       23       19       16
       End               254       66       53       47       33       27       23

AF-4   WAL            24.561    7.859    6.011    5.121    3.688    2.642    2.235
       Begin             254       66       53       47       33       27       23
       End               327      134      108       82       58       36       30

AF-5   WAL            28.628   14.479   12.563   11.272    7.914    4.856    2.756
       Begin             327      134      108       82       58       36       30
       End               357      357      357      357      357      357       36

AF-6   WAL            12.529    7.066    6.785    6.654    6.484    6.571    5.796
       Begin              37       37       37       38       42       46       36
       End               178      178      178      178      178      178      357

MF-1   WAL            20.944    8.003    6.790    6.164    5.123    4.598    4.459
       Begin             178       43       37       37       39       41       44
       End               357      357      357      357      357      357      357

MF-2   WAL            20.944    8.003    6.790    6.156    5.069    4.448    4.131
       Begin             178       43       37       37       38       39       40
       End               357      357      357      357      357      357      357

BF-1   WAL            20.944    8.003    6.790    6.156    5.040    4.371    3.972
       Begin             178       43       37       37       37       37       38
       End               357      357      357      357      357      357      357

BF-1A  WAL             0.729    0.771    0.783    0.791    0.815    0.845    0.883
       Begin               1        1        1        1        1        1        1
       End                16       18       18       19       20       21       24


--------------------------------------------------------------------------------
                                      31

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------


AV-1   WAL        20.495     3.235    2.711    2.427     1.834     1.411   1.248
       Begin           1         1        1        1         1         1       1
       End           359       359      359      359       359        33      28

MV-1   WAL        27.127     6.101    5.239    4.908     4.800     5.086   4.197
       Begin         286        37       40       41        46        33      28
       End           359       359      359      359       359       335     277

MV-2   WAL        27.127     6.097    5.180    4.779     4.243     3.806   3.179
       Begin         286        37       38       39        40        38      32
       End           359       359      359      359       357       313     256

BV-1   WAL        27.127     6.097    5.155    4.720     4.056     3.531   2.967
       Begin         286        37       37       37        38        35      30
       End           359       359      359      359       357       308     252

BV-1A  WAL         0.833     0.880    0.892    0.901     0.926     0.959   1.002
       Begin           1         1        1        1         1         1       1
       End            18        19       20       20        22        23      25



--------------------------------------------------------------------------------
                                      32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-2

--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Pete Cerwin                (212) 449-3270
Ken Mulford                (212) 449-0752
Peter Cai                  (212) 449-6384

ABS Trading/Syndicate
---------------------
Scott Soltas               (212) 449-3659
Terrence Mack              (212) 449-3659
Brian Kane                 (212) 449-3659

ABS Trading
-----------
Vince Mora                 (212) 449-5320
Dan Pace                   (212) 449-5320

Asset Backed Research
---------------------
Chris Flanigan             (212) 449-1655
Ralph Diserio              (212) 449-1629
Ryan Asato                 (212) 449-9622



--------------------------------------------------------------------------------
                                      33

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.